                                                                   EXHIBIT 10.39

                               MODIFICATION NO. 9

                                       TO

                          INTER-COMPANY POWER AGREEMENT

                               DATED JULY 10, 1953

                                      AMONG

                           OHIO VALLEY ELECTRIC CORPORATION,
                           APPALACHIAN POWER COMPANY (formerly
                                APPALACHIAN ELECTRIC POWER COMPANY),
                           THE CINCINNATI GAS & ELECTRIC COMPANY
                           COLUMBUS SOUTHERN POWER COMPANY (formerly
                                COLUMBUS AND SOUTHERN OHIO ELECTRIC COMPANY),
                           THE DAYTON POWER AND LIGHT COMPANY,
                           INDIANA MICHIGAN POWER COMPANY (formerly
                                INDIANA & MICHIGAN ELECTRIC COMPANY),
                           KENTUCKY UTILITIES COMPANY,
                           LOUISVILLE GAS AND ELECTRIC COMPANY,
                           MONONGAHELA POWER COMPANY,
                           OHIO EDISON COMPANY,
                           OHIO POWER COMPANY (formerly THE OHIO
                                POWER COMPANY),
                           PENNSYLVANIA POWER COMPANY,
                           THE POTOMAC EDISON COMPANY,
                           SOUTHERN INDIANA GAS AND ELECTRIC COMPANY,
                           THE TOLEDO EDISON COMPANY, and
                           WEST PENN POWER COMPANY.

                          ----------------------------

                           Dated as of August 17, 1995

                          ----------------------------

                               MODIFICATION NO. 9

                                       TO

                          INTER-COMPANY POWER AGREEMENT

         THIS AGREEMENT dated as of the 17th day of August, 1995, by and among OHIO VALLEY ELECTRIC CORPORATION (herein called "OVEC" or "Corporation"), APPALACHIAN POWER COMPANY (herein called "Appalachian"), THE CINCINNATI GAS & ELECTRIC COMPANY (herein called "Cincinnati"), COLUMBUS SOUTHERN POWER COMPANY (formerly COLUMBUS AND SOUTHERN OHIO ELECTRIC COMPANY) (herein called "Columbus"), THE DAYTON POWER AND LIGHT COMPANY (herein called "Dayton"), INDIANA MICHIGAN POWER COMPANY (formerly INDIANA & MICHIGAN ELECTRIC COMPANY) (herein called "Indiana"), KENTUCKY UTILITIES COMPANY (herein called "Kentucky"), LOUISVILLE GAS AND ELECTRIC COMPANY (herein called "Louisville"), MONONGAHELA POWER COMPANY (herein called "Monongahela"), OHIO EDISON COMPANY (herein called "Ohio Edison"), OHIO POWER COMPANY (herein called "Ohio Power"), PENNSYLVANIA POWER COMPANY (herein called "Pennsylvania"), THE POTOMAC EDISON COMPANY (herein called "Potomac"), SOUTHERN INDIANA GAS AND ELECTRIC COMPANY (herein called "Southern Indiana"), THE TOLEDO EDISON COMPANY (herein called "Toledo"), and WEST PENN POWER COMPANY (herein called "West Penn"), all of the foregoing, other than OVEC, being herein sometimes collectively referred to as the Sponsoring Companies and individually as a Sponsoring Company.

                           W I T N E S S E T H  T H A T

         WHEREAS, Corporation and the United States of America have heretofore entered into Contract No. AT-(40-1)-1530 (redesignated Contract No. E-(40-1)-1530, later redesignated Contract No. EY-76-C-05-1530 and later redesignated Contract No. DE-AC05-76OR01530), dated October 15, 1952, providing for the supply by Corporation of electric utility services to the United States Atomic Energy Commission (hereinafter called "AEC") at AEC's project near Portsmouth, Ohio (hereinafter called the "Project"), which Contract has heretofore been modified by Modification No. 1, dated July 23, 1953, Modification No. 2, dated as of March 15, 1964, Modification No. 3, dated as of May 12, 1966, Modification No. 4, dated as of January 7, 1967, Modification No. 5, dated as of August 15, 1967, Modification No. 6, dated as of November 15, 1967, Modification No. 7, dated as of November 5, 1975, Modification No. 8, dated as of June 23, 1977, Modification No. 9, dated as of July 1, 1978, Modification No. 10, dated as of August 1, 1979, Modification No. 11, dated as of September 1, 1979, Modification No. 12, dated as of August 1, 1981, Modification No. 13, dated as of September 1, 1989, Modification No. 14, dated as of January 15, 1992, and Modification No. 15, dated as of February 1, 1993 (said Contract, as so modified, is hereinafter called the "DOE Power Agreement"); and

         WHEREAS, pursuant to the Energy Reorganization Act of 1974, the AEC was abolished on January 19, 1975 and certain of its functions, including the procurement of electric utility services for the Project, were transferred to and vested in the Administrator of Energy Research and Development; and

         WHEREAS, pursuant to the Department of Energy Organization Act, on October 1, 1977, all of the functions vested by law in the Administrator of Energy Research and Development or the Energy Research and Development or the Energy Research and Development Administration were transferred to, and vested in, the Secretary of Energy, the statutory head of the Department of Energy (hereinafter called "DOE"); and

         WHEREAS, the parties hereto have entered into a contract, herein called the "Inter-Company Power Agreement," dated July 10, 1953, governing, among other things, (a) the supply by the Sponsoring Companies of Supplemental Power in order to enable Corporation to fulfill its obligations under the DOE Power Agreement, and (b) the rights of the Sponsoring Companies to receive Surplus Power (as defined in the Agreement identified in the next clause in this preamble) as may be available at the Project Generating Stations and the obligations of the Sponsoring Companies to pay therefor; and

         WHEREAS, the Inter-Company Power Agreement has heretofore been amended by Modification No. 1, dated as of June 3, 1966, Modification No. 2 dated as of January 7, 1967, Modification No. 3, dated as of November 15, 1967, Modification No. 4, dated as of November 5, 1975, Modification No. 5, dated as of September 1,

1979, Modification No. 6, dated as of August 1, 1981, Modification No. 7, dated as of January 15, 1992, and Modification No. 8, dated as of January 19, 1994 (said contract so amended and as modified and amended by this Modification No. 9 being herein and therein sometimes called the "Agreement"); and

         WHEREAS, OVEC and the Sponsoring Companies desire to enter into this Modification No. 9 as more particularly hereinafter provided;

         NOW, THEREFORE, the parties hereto agree with each other as follows:

         1. Delete SUBSECTION 6.023 and substitute therefor the following:

         6.023 Determine the total energy charge to be billed as DOE Emergency Energy (as defined in SUBSECTION 6.037) for such month, such charge to be an amount equal to the product of the total net charges for such month at the project generating stations to Account 703 (Fuel) of the Uniform System of Accounts, and the ratio of (a) the billing kWh of DOE Emergency Energy for such month plus the transmission losses thereon from the 345 kV busses of the project generating stations to the point of delivery to (b) the total net kWh generated at the project generating stations during such month corrected for losses to the 345 kV busses thereof. Such losses shall be determined by such methods and procedures as may be mutually agreed upon.

         2. Insert after SUBSECTION 6.023 a new SUBSECTION 6.024 as follows:

         6.024 Determine for such month the difference between the total cost of fuel as described in subsection 6.021 above and the sum of (a) the total energy charge to be billed DOE as described in subsection 6.022 above and (b) the energy charge to be billed as DOE Emergency Energy as described in subsection
         6.023 above. For the purposes hereof the difference so determined shall be the fuel cost allocable for such month to the total kilowatt-hours of energy generated at the Project Generating Stations for the supply of Surplus Energy. Each Sponsoring Company shall pay Corporation, for such month, an amount equal to (a) an amount obtained by multiplying the billing kilowatt-hours of Surplus Energy availed of by such Sponsoring Company during such month by the average station heat rate of the Project Generating Stations times the average cost per Btu (determined in a uniform manner for all Sponsoring Companies in conformity with any applicable requirements of Account 703 (Fuel) of the Uniform System of Accounts) of all fuel consumed by said Sponsoring Company in its own generating stations, both averages to be computed in respect of the month next preceding that for which payment is being made, plus (b) its Power Participation Ratio of the excess, if any, for such month of the fuel costs of the Corporation allocable to the total kilowatt-hours of energy generated at the Project Generating Stations for the supply of Surplus Energy over the aggregate of the amounts computed with respect to all Sponsoring Companies under (a) above, minus (c) its Power Participation Ratio of the excess, if any, for such month of the aggregate of the amounts computed with respect to all Sponsoring Companies under (a) above over the fuel costs of the Corporation allocable to the total kilowatt-hours of energy generated at the Project Generating Stations for the supply of Surplus Energy.

         3. Insert after SUBSECTION 6.036 a new SUBSECTION 6.037 as follows:

         6.037  DOE EMERGENCY POWER

                  In the event that the power and energy available to DOE's uranium enrichment facility near Paducah, Kentucky is insufficient to prevent or alleviate an emergency at such facility, at the request of DOE, and provided the Sponsoring Companies agree to release their rights to receive from Corporation power and energy to which they would otherwise have been entitled, Corporation may in its sole discretion agree to make available such power and energy for DOE's Paducah Facility (such power being herein called "DOE Emergency Power" and the energy associated therewith being called "DOE Emergency Energy").

                  The aggregate of the kWh of DOE Emergency Energy scheduled for all the hours of a month shall be the "Scheduled kWh of DOE Emergency Energy" for such month. To the Scheduled kWh of DOE Emergency Energy so computed for such month shall be added the number of kWh of transmission losses applicable thereto computed by such methods and procedures as may be mutually agreed upon, and the sum so computed is herein called the "Billing kWh of DOE Emergency Energy."

                  Corporation will pay to each Sponsoring Company for DOE Emergency Power during any month an amount equal to an emergency power surcharge ("DOE Emergency Power Surcharge") which shall be determined based on each Sponsoring Company's hourly net costs per kilowatt of reducing load or purchasing power from alternative sources, which costs are attributable to the provision of DOE Emergency Power and/or DOE Emergency Energy. Corporation and Sponsoring Companies acknowledge that they may not know until after the fact the amount of any DOE Emergency Power Surcharge and that any estimates thereof provided by Sponsoring Companies are not binding.

                  In order that DOE Emergency Power and DOE Emergency Energy may be delivered to DOE's uranium enrichment facility in Paducah, Kentucky, such power and energy may be sold to intervening entities which may resell such power and energy for ultimate delivery to DOE.

         4. This Modification No. 9 shall become effective at 12:00 o'clock Midnight on the day on which Corporation shall advise the other parties to this Modification No. 9 (to be later confirmed in writing) that all conditions precedent to the effectiveness of this Modification No. 9 shall have been satisfied.

         5. The Inter-Company Power Agreement, as modified by Modifications Nos. 1, 2, 3, 4, 5, 6, 7 and 8 and as hereinbefore provided, is hereby in all respects confirmed.

         6. The Modification No. 9 may be executed in any number of copies and by the different parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute a single agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Modification No. 9 as of the day and year first written above.


                                       OHIO VALLEY ELECTRIC CORPORATION


                                       BY: _____________________________________


                                       APPALACHIAN POWER COMPANY


                                       BY: _____________________________________


                                       THE CINCINNATI GAS & ELECTRIC COMPANY


                                       BY: _____________________________________


                                       COLUMBUS SOUTHERN POWER COMPANY


                                       BY: _____________________________________


                                       THE DAYTON POWER AND LIGHT COMPANY


                                       BY: _____________________________________


                                       INDIANA MICHIGAN POWER COMPANY


                                       BY: _____________________________________

                                       KENTUCKY UTILITIES COMPANY


                                       BY: _____________________________________


                                       LOUISVILLE GAS AND ELECTRIC COMPANY


                                       BY: _____________________________________


                                       MONONGAHELA POWER COMPANY


                                       BY: _____________________________________


                                       OHIO EDISON COMPANY


                                       BY: _____________________________________


                                       OHIO POWER COMPANY


                                       BY: _____________________________________


                                       PENNSYLVANIA POWER COMPANY


                                       BY: _____________________________________


                                       THE POTOMAC EDISON COMPANY


                                       BY: _____________________________________


                                       SOUTHERN INDIANA GAS AND ELECTRIC
                                       COMPANY


                                       BY: _____________________________________

                                       THE TOLEDO EDISON COMPANY


                                       BY: _____________________________________


                                       WEST PENN POWER COMPANY


                                       BY: _____________________________________